Exhibit 99.1

News Release

FIRST FINANCIAL CORPORATION

One First Financial Plaza, Terre Haute, Indiana 47807 (812) 238-6000

First Financial Corporation and CedarStone Financial, Inc.

Sign Merger Agreement

Terre Haute, Indiana, and Lebanon, Tennessee, November 6, 2025 – First Financial Corporation (NASDAQ: THFF) (“First Financial”) and CedarStone Financial, Inc. (“CedarStone”) jointly announced today the execution of a definitive agreement under which First Financial will acquire CedarStone. First Financial will pay $19.12 per share in cash for each share of CedarStone’s common stock outstanding. The aggregate value of the transaction is $25.0 million. Upon completion of the merger, CedarStone Bank, a wholly owned subsidiary of CedarStone will merge into First Financial Bank, N.A. (“First Financial Bank”), a wholly owned subsidiary of First Financial.

CedarStone, headquartered in Lebanon, Tennessee, has approximately $358 million in assets and operates 3 bank branches in Tennessee. Through its branch network, CedarStone services the communities of Lebanon, Mount Juliet and Nashville.

First Financial, headquartered in Terre Haute, Indiana, has assets of approximately $5.7 billion and operates 79 banking centers in Georgia, Illinois, Indiana, Kentucky and Tennessee through First Financial Bank. If the proposed merger is completed as expected, it is anticipated that First Financial will have total combined consolidated assets of approximately $6.1 billion.

“This acquisition is exciting for our company. CedarStone provides us with an opportunity to further expand our franchise in the attractive Nashville market. We look forward to continuing CedarStone’s commitment to creating meaningful customer relationships and serving the community,” commented Norman D. Lowery, President and CEO of First Financial.

Bob McDonald, President and CEO of CedarStone, added, “We are pleased for our stakeholders, but are also delighted that our customers will continue to enjoy a great relationship working with a strong community-focused financial organization. We are excited about the stability and additional growth opportunities that our agreement with First Financial will provide.”

The transaction is expected to close in the first quarter of 2026 and is subject to customary closing conditions, including, but not limited to, receipt of regulatory and CedarStone stockholder approvals.

First Financial was advised by the investment banking firm of Raymond James & Associates, Inc. and the law firm of Amundsen Davis, LLC. CedarStone was advised by the investment banking firm of Forvis Mazars Capital Advisors, LLC and the law firm of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC. Hovde Group, LLC issued an independent fairness opinion to CedarStone.

About First Financial Corporation

First Financial Corporation (NASDAQ: THFF) is the holding company for First Financial Bank N.A. First Financial Bank N.A. is the fifth oldest national bank in the United States, operating 79 banking centers in Georgia, Illinois, Indiana, Kentucky and Tennessee. Additional information is available at www.first-online.bank.

About CedarStone

CedarStone is known for returning to the simple basics of banking. CedarStone’s friendly, experienced bankers are a group of business and community leaders in Wilson County & Nashville who deliver professional services and products to individuals and businesses. CedarStone’s commitment to serving its customers personally offering a simply better banking experience have led to it being voted one of the best banks and local mortgage lenders in Wilson County year after year. CedarStone is an equal housing lender and member FDIC. For more information, visit https://www.cedarstonebank.com.

Important Additional Information About the Merger

This press release is not a solicitation of any vote in any jurisdiction pursuant to the proposed merger or otherwise. This press release is not a substitute for information provided to CedarStone’s shareholders by the CedarStone board of directors.

CedarStone and its directors, executive officers, and certain other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies from CedarStone’s stockholders in connection with the proposed merger.

No Offer or Sale

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This press release is also not a solicitation of any vote in any jurisdiction pursuant to the proposed merger or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements contained in this press release, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections, and benefits relating to the proposed merger between First Financial Bank and CedarStone, which are subject to numerous assumptions, risks and uncertainties. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “may,” “will,” “should,” “likely,” “expected,” “estimated,” ‘‘intends,’’ “future,” “plan,” “goal,” “seek,” “project,” or the negative of these terms and other similar expressions may identify forward-looking statements, but are not the exclusive means of identifying such statements. Please refer to First Financial’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties, and factors that could cause actual results to differ from those discussed in the forward-looking statements. First Financial intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. Investors and security holders may obtain free copies of First Financial’s SEC filings without charge at the SEC’s website at https://www.sec.gov or under the “Investor Relations” section of First Financial’s website at https://investor.first-online.bank.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors previously disclosed in reports filed by First Financial with the SEC, risks and uncertainties for First Financial, CedarStone, and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of CedarStone’s operations with those of First Financial and First Financial Bank will be materially delayed or will be more costly or difficult than expected; the inability to close the proposed merger in a timely manner; the inability to complete the proposed merger due to the failure of CedarStone’s stockholders to adopt the merger agreement; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the proposed merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the proposed merger on First Financial’s, First Financial Bank’s, CedarStone’s, CedarStone Bank’s, or the combined company's respective customer relationships, operating results, or market price; the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected or unknown factors, events, or liabilities; potential litigation or regulatory action related to the proposed merger; and general competitive, economic, political and market conditions, and fluctuations. All forward-looking statements included in this press release are made as of the date hereof and are based on information available at the time of the press release. Except as required by law, neither First Financial nor CedarStone assumes any obligation to update any forward-looking statement.

Contacts:

First Financial Corporation

Norman D. Lowery, 812-238-6185

President and CEO

CedarStone Financial, Inc.

Bob McDonald, 615-547-5581

President and CEO